                                                                   EXHIBIT 10(A)

     SEE LEGEND ON PAGE 18 HEREOF. SUCH LEGEND SHALL APPEAR ON THIS WARRANT CERTIFICATE UNTIL THE WARRANTS ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS GOTHIC ENERGY CORPORATION DETERMINES OTHERWISE IN COMPLIANCE WITH APPLICABLE LAW.


                           GOTHIC ENERGY CORPORATION

                     WARRANTS FOR THE PURCHASE OF SHARES OF
                   COMMON STOCK OF GOTHIC ENERGY CORPORATION
--------------------------------------------------------------------------------

No. 1A                                                       1,000,000 Warrants

          For value received, Gothic Energy Corporation, a Delaware corporation (the "Company"), hereby certifies that Stratum Group, L.P., a Delaware limited partnership (successor by merger to Stratum Group, L.L.C., a Delaware limited liability company), or permitted assigns (the "Holder") is entitled, subject to the provisions of this warrant certificate (this "Warrant Certificate") representing 1,000,000 warrants (the "Warrants"), to purchase from the Company, at the times specified herein, 1,000,000 fully paid and non-assessable shares of common stock of the Company, $0.01 par value, at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of shares of Common Stock to be received upon the exercise of a Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

          (a) Definitions. The following terms, as used herein, have the
              -----------
following meanings:

          "Common Stock" means the common stock, $0.01 par value, of the Company, and capital stock of any class or classes into which such Common Stock or any such other class may thereafter be changed or reclassified.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means $3.25 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

          "Expiration Date" means 4:00 p.m., New York time, on June 2, 2000. "Securities" means the Warrant Shares and the Warrants, collectively. "Securities Act" means the Securities Act of 1933, as amended.

          "Stratum Group" means Stratum Group, L.P., a Delaware limited partnership (successor by merger to Stratum Group, L.L.C., a Delaware limited liability company).

          "Warrant Shares" means the shares of Common Stock deliverable upon exercise of the Warrants, as adjusted from time to time.

      (b) Vesting, Exercise and Duration of Warrants.
          ------------------------------------------

          (1) The Holder of this Warrant Certificate shall have the right to exercise 1,000,000 Warrants in whole or in part (but not as to a fractional Warrant Share) at any time, or from time to time until the Expiration Date or, if such day is a day on which banking institutions in The City of New York are authorized by law to close, then on the next Succeeding day that shall not be such a day, by presentation and surrender hereof to the Company with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price for the number of Warrant Shares specified in such form, all subject to the terms and conditions hereof.

          (2) The Exercise Price must be paid in U.S. dollars in cash, bank cashier's check or bank draft payable to the order of the Company. Upon receipt by the Company of this Warrant Certificate and the Purchase Form, together with the applicable Exercise Price, at the Company's office designated for such purpose, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes of the United States, or any state thereof payable in respect of the issue or delivery of the Warrant Shares. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

           If the Holder exercises the Warrants in part, this Warrant Certificate shall be surrendered by Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrants which was not surrendered shall be executed by the Company. The Company shall register the new Warrant Certificate in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the person or persons entitled to receive the same.

          Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of any shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph (f) below.

          (c) Restrictive Legend.  Any shares of Common Stock issued pursuant to
              ------------------
exercise of any Warrants shall bear the following legend, unless such shares of Common Stock have been registered under the Securities Act or unless the Company determines otherwise in compliance with applicable law:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREUNDER."


          (d) Reservation of Shares.  The Company hereby agrees that at all
              ---------------------
times there shall be reserved for issuance and delivery upon exercise of the Warrants such number of its authorized but unissued shares of its Common Stock or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive or similar rights.

          (e) Fractional Shares.  No fractional shares or scrip representing
              -----------------
fractional shares shall be issued upon the exercise of any Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value (as defined in paragraph (h)(5) herein) of such share.

          (f) Exchange, Transfer, Assignment or Loss of Warrant Certificate.
              -------------------------------------------------------------
The Company will, from time to time, register the transfer of any outstanding Warrant Certificate upon its records. Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that prior to any transfer of this Warrant Certificate, the holder hereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. The Company shall register such transfer upon surrender of such Warrant Certificate to the Company for transfer, accompanied by appropriate instruments of transfer duly executed by the holder or the holder's duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued in the name of the transferee, and the surrendered Warrant Certificate shall be cancelled. Each Warrant Certificate evidencing the transferred Warrants shall bear, unless the same has been registered under the Securities Act, the restrictive legend set forth in paragraph (c) herein.

          Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date. Any such new Warrant Certificate executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone. The provisions of this paragraph (f) are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

          (g) Rights of the Holder.  Prior to the exercise of any Warrant, the
              --------------------
Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to give or withhold consent to any corporate action of the Company, to receive dividends or other distributions, to exercise any preemptive or similar right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

          (h) Anti-Dilution Provisions.  The Exercise Price in effect at any
              ------------------------
time, and the number of Warrant Shares which may be purchased upon the exercise hereof, shall be subject to change or adjustment as follows:

          (1) In case the Company shall (i) pay a dividend or make other distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any other shares representing common equity of the Company, then the Exercise Price for the Warrants in effect immediately prior thereto shall be adjusted so that the holder of the Warrant Certificate surrendered for exercise after the record date fixing shareholders to be affected by such event shall be entitled to purchase the number of Warrant Shares which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrants been exercised immediately prior to such record date. An adjustment made pursuant to this clause (1) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          (2) In case the Company shall issue shares of Common Stock to any Person, or rights, options or warrants to any Persons entitling such Persons to subscribe for or purchase shares of Common Stock, at a price per share less than the current market price per share of Common Stock (as defined in subparagraph
(h)(5) below) as of the issue date such shares of Common Stock or rights, options or warrants to any such Person, the Exercise Price to be in effect after such issuance or date shall be determined by multiplying the Exercise Price in effect immediately prior to such issue date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such shares of Common Stock or rights, options or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such shares of Common Stock or rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any such Common Stock or rights, options or warrants are issued, and shall become effective immediately after such issue date. In determining whether any shares of Common Stock or any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such shares of Common Stock or such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors. For the purposes of this subparagraph (2), the issuance of rights, options or warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be the issuance of rights, options or warrants to purchase the shares of Common Stock into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into shares of Common Stock.

          (3) In case the Company shall distribute to all holders of shares of its Common Stock (whether pursuant to a merger or consolidation or otherwise) evidence of its indebtedness or assets (including securities issued by the Company or by any other entity, but excluding (x) any shares referred to in subparagraph (h)(1) above, and (y) any shares of Common Stock or rights, options or warrants referred to in subparagraph (h)(2) above), then in each such case the Exercise Price to be in effect after such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fractions the numerator of which shall be the current market price per share of Common Stock (as defined in subparagraph

(h)(5) below) less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock (as defined in subparagraph (h)(5) below) as of the date of such distribution. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          (4) In case the Company shall issue shares of Common Stock to any holders of shares of Common Stock pursuant to any dividend reinvestment or similar plan at a price less than the current market price per share of Common Stock (as defined in subparagraph (h)(5) below) on the date of issuance of such shares pursuant to such dividend reinvestment or similar plan, then in each such case the Exercise Price to be in effect after the date of issuance of such shares shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction whose numerator shall be the number of shares of Common Stock outstanding on such date of issuance plus the number of shares of Common Stock which the aggregate purchase price of shares being purchased on such date of issuance pursuant to such dividend reinvestment or similar plan would purchase at such current market price, and whose denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares plus the number of additional shares of Common Stock so issued pursuant to such dividend reinvestment plan. Such adjustment shall be made whenever such shares are issued and shall be effective as of the date immediately after such date of issuance.

          (5) For the purpose of any computation under subparagraphs (h)(2), (3) and (4) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Closing Prices for 30 consecutive Trading Days (as defined below) immediately preceding the day in question, after appropriate adjustment for stock distribution, subdivisions, combinations or reclassifications occurring within the said 30-day period. The term "Closing Price" on any day shall mean the reported last sale price per share of Common Stock on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; and the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday, or Friday on which banking institutions in the City of New York, New York are not authorized or obligated by law or executive order to close.

          (6) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of the Warrants shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of any class or series of Common Stock so issued were the shares of such class or series of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of such class or series of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of the Warrants by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          (7) In the event that at any time, as a result of an adjustment made pursuant to subparagraphs (h)(1) and (3) above, the Holder shall become entitled to receive any shares of the capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (h)(1) to (5), inclusive, above, subparagraph (h)(8) or (9) below, and the provisions of this Warrant Certificate with respect to the Common Stock shall apply on like terms to any such other shares.

          (8)  In case:

               (i) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

               (ii) the Company shall authorize the distribution to all holders of its Common Stock (whether pursuant to a merger or consolidation or otherwise) of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subparagraph (h)(1) above; or

               (iii) of any capital reorganization or reclassification of the Common Stock (other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety; or

               (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (v) the Company proposes to take any action (other than actions of the character described in subparagraph (h)(1) above) that would require an adjustment of the Exercise Price pursuant to this paragraph (h);

then the Company shall cause to be mailed by registered mail to the Holder, at the earliest practicable time (and in any event not less than 20 days prior to the applicable record or effective date hereinafter specified), a notice stating
(A) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, options, warrants or distributions are to be determined, or (B) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

          (9) Whenever reference is made in this paragraph (h) to the issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

          (10) Notwithstanding any provision to the contrary in this paragraph
(h), the Exercise Price in effect at any time, and the number of Warrant Shares which may be purchased upon the exercise hereof, shall not be subject to change or adjustment in either of the following cases:

               (A) In case the Company shall issue shares of Common Stock to any Person, or rights, options or warrants to any Persons entitling such Persons to subscribe for or purchase shares of Common Stock, at a price per share at least equal to or greater than the current market price per share of Common Stock (as defined in subparagraph (h)(5) below) as of the issue date such shares of Common Stock or rights, options or warrants to any such Person; or

               (B) In case the Company purchases any assets (an "Asset Purchase") and provides all or some of the consideration for such Asset Purchase in shares of Common Stock; provided, however, that any asset so purchased by the Company is purchased at a price which is at or below the fair market value of such asset; and provided, further, that any shares of Common Stock provided as consideration by the Company any such Asset Purchase is issued at a price or valued at a price at least equal to or greater than the current market price per share of Common Stock (as defined in subparagraph (h) (5) above) as of the date of issuance of such shares of Common Stock,

          (i) Officers' Certificate.  Whenever any adjustment in the Exercise
              ---------------------
Price is made, the Company shall forthwith (A) file in the custody of its Secretary or an Assistant Secretary at its principal office, a statement describing the adjustment and the method of calculation used, together with an opinion rendered by an independent firm of public accountants of recognized standing, who may be the Company's regularly engaged auditors, that such adjustment was properly calculated in accordance with the provisions of paragraph (h) and (B) cause a copy of such statement to be mailed to the Holder.

          (j) Consolidation, Merger, or Sale of Assets.  In case of any
              ----------------------------------------
consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Holder of this Warrant Certificate shall have the right thereafter to exercise the Warrants for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which the Warrants may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant Certificate. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of Warrant holders shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph (j) shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

           (k) Listing on Securities Exchange and Governmental Requirements.
               ------------------------------------------------------------

               (1) The Company shall list the Warrant Shares on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of the Warrants, and shall maintain, so long as any other shares of its Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of the Warrants if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. The Company shall list the Warrants on each national securities exchange on which any warrants to purchase Common Stock may at any time be listed and shall maintain, so long as any other warrants to purchase Common Stock shall be so listed, such listing of all Warrants. Any such listing shall be at the Company's expense.

               (2) If any Warrant Shares require registration or approval of any governmental authority before the Warrant Shares may be validly and lawfully issued, the Company will, in good faith and with reasonable dispatch after surrender of the Warrant Certificate to the Company, secure such registration or approval; provided that in no event shall Warrant Shares be issued, and the Company shall have the authority to suspend the exercise of any or all Warrants to purchase Warrant Shares requiring such registration or approval, until such registration or approval shall have been obtained. All Warrants as to which exercise is requested during such suspension shall be exercisable at the Exercise Price and upon the other conditions in effect on the date of exercise. If any such period of suspension continues past the Expiration Date, the Company shall recognize, upon the removal of such suspension, the exercise of all Warrants for which the certificates representing such Warrants with the exercise forms duly completed and executed had been received on or before the Expiration Date.

           (l) Required Registration and Qualification of Securities.
               -----------------------------------------------------

               (1) (a) The Holder may, at any time or from time to time, in each case on or after June 2, 1996 and before the Expiration Date, make a written request for registration under the Securities Act of all or part of the Securities (a "Demand Registration"). Such request will specify the number of Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective under the Securities Act and, if applicable, the Exchange Act.

                   (b) Notwithstanding the provisions of subparagraph (1)(1)(a) above, the Company shall not be obligated to effect:

                       (i) any Demand Registration at the request of the Holder if the Current Market Price (as defined below in this Section (1)(1)(b)) per share of Common Stock as of the date of the Holder's request for Demand Registration is below $3.00 (the "Strike Price"). For the purpose of any computation under this sub-paragraph, the "Current Market Price" per share of Common Stock at any date shall be deemed to be the average of the daily Closing Prices (as such term is defined in subparagraph (h)(5) above) for ten (10) consecutive Trading Days (as such term is defined in subparagraph (h)(5) above) immediately preceding the day in question. The Strike Price will be appropriately adjusted for stock issuances, stock distributions, subdivisions, combinations or reclassifications in accordance with the applicable provisions of paragraph (h) above (except that, for the purpose of any computation under this sub-paragraph, references to Exercise Price in paragraph (h) above shall be deemed to be references to Strike Price);

                       (ii) any Demand Registration at the request of the Holder during the period from the time of the public announcement by the Company of a public offering of Common Stock registered under the Securities Act (an "Active Public Offering"), to the time when such Active Public Offering has either been
(a) closed or (b) terminated or otherwise withdrawn or not acted upon; provided further that if the time period between the public announcement of any Active Public Offering and any of the events specified in clause (b) above exceeds 150 calendar days, the Holder may, at the Holder's option, make a request for Demand Registration to the Company and such request will be acted upon and honored by the Company; or

                       (iii) more than one Demand Registration in any year (as defined below) with respect to the Securities. For the purposes of this subparagraph (iii), a "year" commences on June 2 of that year (starting June 2, 1996) and ends on June 1 of the following year (ending June 1, 2000).

               (c) If the Holder so elects, the offering of such Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Holder shall select the book-running and other managing underwriters in connection with such offering and any additional investment bankers and managers to be used in connection with the offering. Such book running and other managing underwriters shall be reasonably satisfactory to the Company.

          (2) (a) If the Company or any security holder of the Company proposes to register any securities of Company under the Securities Act and if the registration form proposed to be used may be used for the registration of Securities, the Company will thereupon give prompt written notice to the Holder of its intention to proceed with the registration (hereinafter a "Piggy-Back Registration"), and, upon the written request of the Holder made within 30 days after the receipt of any such notice, the Company will use its best efforts to cause all such Securities to be included in such Incidental Registration.

               (b) If at any time the Company proposes to register any of its securities and the Securities Act shall then permit the registration thereunder for the future sale of Securities, the Company will give written notice to the Holder of its intention to do so (hereinafter, a "Shelf Registration" and collectively with a Piggy Back Registration, an "Incidental Registration") and, upon the written request of the Holder made within 30 days after the receipt of any such notice, the Company will use its best efforts to include among the securities which it then proposes to register, and to cause to be registered under such laws and regulations, all Securities specified in such request and, upon any such registration becoming effective, the Company will give notice thereof in writing to the Holder.

               (c) The rights of the Holder to, or exercise by the Holder of, Piggy Back Registration or Shelf Registration are in addition to, and are not, and will not be, in any way conditioned by, the Holder's Demand Registration fights or the exercise thereof.

          (3) If a Demand Registration or an Incidental Registration is in connection with an underwritten public offering, and if the book-running and managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such registration exceeds the amount of such securities which can be sold in such offering, the Company will include in such offering the amount of securities requested to be included which in the opinion of such underwriters can be sold as follows: (A) in the case of a Demand Registration, the amount of Securities to be offered and sold for the account of the Holder shall be reduced, but only after the amount of securities, if any, to be offered and sold for the account the Company and any other holders with registration rights who are seeking to sell in such offering has been reduced to zero; or (B) in case of an Incidental Registration, (i) first, all of the securities shall be included which are proposed to be sold by the Company, and (ii) second, the Securities shall be included which are proposed to be sold by the Holder pro rata with other holders with registration fights who are seeking to sell in such offering.

          (4) Whenever the Company is required by the provisions of subparagraphs (l)(1) or (l)(2) above to effect the registration of any of the Securities under the Securities Act, the Company will, at its sole expense (except for fees of Holder's counsel, its accountants and its underwriters, referred to in clause (i) below, in connection with such registration) and as expeditiously as is possible:

              (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities (which, in the case of a Demand Registration, will be on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days) and in connection with any such registration (whether a Demand Registration or an Incidental Registration) the Company will give the Holder, its underwriters, if any, their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary in the opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

              (ii) prepare and file with the Commission such amendments and supplements to any such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act and the Exchange Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same;

              (iii) furnish to the Holder such numbers of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as the Holder or any underwriters of the Holder may reasonably request in order to facilitate the sale or other disposition of the Securities being sold by the Holder in conformity with (A) the requirements of the Securities Act and (B) the Holder's proposed method of distribution;

              (iv) register or qualify the Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as the Holder shall request, and do such other reasonable acts and things as may be required of it to enable the Holder to consummate the sale or other disposition in such jurisdictions of the Securities; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction or (B) qualify as a dealer in securities; and provided further that, if the federal registration is in connection with an underwritten offering, the Company shall not be required to register or qualify in any jurisdiction not included in the underwriting unless Holder agrees to bear the resultant expense;

              (v) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

              (vi) (a) notify the Holder at any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, at the request of such Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                   (b) in the event the Company shall give such notice and the registration to which such prospectus relates is a Demand Registration, the Company shall extend the period during which such registration statement shall be maintained effective as provided in subparagraph (1)(4)(i) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Holder such supplemented or amended prospectus;

              (vii) After the filing of any registration statement (whether with respect to a Demand Registration or an Incidental Registration), the Company will promptly notify the Holder of any stop order issued or, to the knowledge of the Company, threatened to be issued by the Commission and take all necessary actions required to prevent the entry of such stop order or to remove it if entered;

              (viii) The Company will enter into customary agreements (including an underwriting agreement in customary form and satisfactory in form and substance to the Company in its reasonable judgment) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Securities; and

              (ix) Keep the Holder advised in writing as to initiation and progress of any registration.

          (5) In connection with any registration or qualification of securities under subparagraphs (1)(1) or (1)(2) above, the Company agrees to indemnify the Holder and each officer and director of Holder and each person or entity, if any, who controls the Holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based on information furnished in writing to the Company by the Holder expressly for use therein.

          (6) Upon the exercise of the registration fights pursuant to this paragraph (1), the Holder agrees to supply to the Company such information as may be required by applicable law for the Company to register or qualify the Warrants or the Warrant Shares as set forth in this paragraph (1) and the Holder agrees to indemnify and hold harmless the Company and each of its officers who signs such registration statement and each person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against all losses, claims, damages or liabilities which are caused by any untrue, or alleged untrue statement of a material fact contained in information furnished in writing to the Company by the Holder expressly for use therein.

          (m)  Reports to the Holder.
               ---------------------

               (1) The Company will supply without cost to the Holder within fifteen (15) days after the Company is required to file the same with the Commission, copies of the annual reports and quarterly reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.

               (2) If the Company is not required to file such reports with the Commission, the Company shall supply without cost to the Holder as soon as practicable, such reports as the Company shall supply to its other securityholders.

          (n)  Notices.  Any notice, demand or delivery authorized by this
               -------
Warrant Certificate shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to the Holder or to the Company as follows:

          If to the Company:

          Gothic Energy Corporation
          5727 South Lewis Avenue, Suite 700,
          Tulsa, Oklahoma  74105
          Attention:  Michael Paulk, President

          If to the Holder:

          Stratum Group, L.P.
          650 Fifth Avenue
          New York, New York  10019
          Attention:  Richard E. Bani

 or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

          (o) Applicable Law.  This Warrant Certificate and all rights arising
              --------------
hereunder shall be construed and determined in accordance with the laws of the State of New York, and the performance thereof shall be governed and enforced in accordance with such laws.

          (p) Amendments, Waivers.  Any provision of this Warrant Certificate
              -------------------
may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (q) Agreement of Holder.  By acceptance of this Warrant Certificate
              -------------------
and the Warrants represented thereby the Holder hereby agrees to be bound by the terms and conditions contained herein.

          (r) Miscellaneous.  This Warrant Certificate amends, and is issued by
              -------------
the Company to Stratum Group (or permitted assigns) in exchange for, the warrant certificate No. 1 and warrant certificate No. 2, dated as of February 7, 1996, issued by the Company in favor of Stratum Group (or permitted assigns) with respect to the Securities.

          IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed and attested by its duly authorized officers and to be dated as of May 15, 1996.



Attest:                               GOTHIC ENERGY CORPORATION


                                      By:
------------------------------           ----------------------------
John Rainwater, Vice-President           Michael Paulk, President
   Assistant Secretary



Consented To and Accepted:

Stratum Group, L.P.



By:
   ------------------------------------
   Joseph M. Rinaldi, CEO and President



By:
   ------------------------------------
   Richard E. Bani, SVP and CFO



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR SECURITIES LAWS OF ANY STATE AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR
(2) THE OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                ASSIGNMENT FORM
            (To be executed if Holder desires to transfer a Warrant)

For value received, the undersigned hereby sells, assigns and transfer to:

------------------------------------------------------------------------------
(Please print or type name)

------------------------------------------------------------------------------
(Please insert social security or other identifying number)

------------------------------------------------------------------------------
(Address)

------------------------------------------------------------------------------
(City, State, Zip Code)

Warrants represented by this Warrant Certificate, and does hereby irrevocably appoint
        ----------------------------------------------------------------------

------------------------------------------------------------------------------

Attorney, to transfer such rights on the books of the Company with full power of substitution.



Date:
                                                                           /(1)/
                                   ---------------------------------------------
                                   (Signature of Owner)


                                   ---------------------------------------------
                                   Type or Print Name of Owner


                                   ---------------------------------------------
                                   Street Address of Owner


                                   ---------------------------------------------
                                   City, State, Zip Code of Owner

/(1)/ The Signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                           EXERCISE SUBSCRIPTION FORM
                (To be executed only upon exercise of Warrants)

To:   GOTHIC ENERGY CORPORATION

  The undersigned irrevocably exercises Warrants for the purchase of
                                                                     -----------
shares of Common Stock, $0.01 par value, of Gothic Energy Corporation (the "Common Stock") at $3.50 per share of Common Stock and herewith makes payment of
$                (such payment being made in U.S. Dollars in cash or in
 ---------------
immediately available funds payable to the order of Gothic Energy Corporation), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to Gothic Energy Corporation and directs that the shares of Common Stock deliverable upon the exercise of these Warrants be registered or placed in the name and at the address specified below and delivered thereto.



Date:
                                                                           /(1)/
                                      ------------------------------------------
                                      (Signature of Owner)


                                      ------------------------------------------
                                      Type or Print Name of Owner


                                      ------------------------------------------
                                      Street Address of Owner


                                      ------------------------------------------
                                      City, State, Zip Code of Owner

/(1)/ The Signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Securities and/or Check to be Issued to:
                                        ----------------------------------------

--------------------------------------------------------------------------------

Please insert Social Security or Identifying Number:
                                                    ----------------------------

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

City, State, Zip Code:
                       ---------------------------------------------------------



Any Unexercised Warrants Evidenced by the Within Warrant Certificate to be Issued to:
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------

Please insert Social Security or Identifying Number:
                                                    ----------------------------

Name:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

City, State, Zip Code:
                       ---------------------------------------------------------